UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2021

EXPEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Expedia Group Way W.

Seattle, Washington 98119

(Address of Principal Executive Offices, and Zip Code)

(206) 481-7200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EXPE	The Nasdaq Global Select Market
Expedia Group, Inc. 2.500% Senior Notes due 2022	EXPE22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

Pricing of Concurrent Senior Notes Offering and Convertible Notes Offering

On February 16, 2021, Expedia Group, Inc. (the “Company”) entered into an agreement which will result in the private placement (the “Senior Notes Offering”) of $1 billion aggregate principal amount of unsecured 2.950% senior notes due 2031 (the “Senior Notes”) upon the terms of the preliminary offering memorandum, dated as of February 16, 2021 (the “Senior Notes Offering Memorandum”). Also on February 16, 2021, the Company entered into an agreement which will result in the private placement (the “Convertible Notes Offering”) of $900 million, which was increased from the previously announced offering size, aggregate principal amount of unsecured 0% convertible senior notes due 2026 (the “Convertible Notes”) upon the terms of the preliminary offering memorandum, dated as of February 16, 2021 (the “Convertible Notes Offering Memorandum”), and the related grant to the initial purchasers of the Convertible Notes of an option to purchase up to an additional $100 million aggregate principal amount of Convertible Notes in the Convertible Notes Offering. The Senior Notes will be issued at a price of 99.081% of the aggregate principal amount, the Convertible Notes will be issued at a price of 100% of the aggregate principal amount. The Senior Notes and the Convertible Notes will be guaranteed by certain subsidiaries of the Company.

The Senior Notes Offering is expected to close on March 3, 2021, and the Convertible Notes Offering is expected to close on February 19, 2021. The closing of each of the Senior Notes Offering and the Convertible Notes Offering is subject to its respective customary closing conditions, and there can be no assurance that the issuance and sale of the Senior Notes or the issuance and sale of the Convertible Notes will be consummated.

The Company currently expects to use the net proceeds of the Convertible Notes Offering and the Senior Notes Offering, in each case, if consummated, (i) if certain conditions are satisfied, to finance the redemption of all of its issued and outstanding 7.000% Senior Notes due 2025 (the “Redemption”), (ii) if certain conditions are satisfied, to finance the tender offer for a portion of its issued and outstanding 6.250% Senior Notes due 2025 (the “Tender Offer”), and (iii) to pay fees and expenses related to the foregoing, with any remaining net proceeds to be used to repay, prepay, redeem or repurchase the Company’s indebtedness.

On February 17, 2021, the Company issued a press release announcing the pricing of the Senior Notes Offering and the Convertible Notes Offering. A copy of the Company’s press release is attached hereto as Exhibit 99.1, which is incorporated by reference herein.

The Senior Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A and outside the United States pursuant to Regulation S, in each case under the Securities Act of 1933, as amended (the “Securities Act”), and the Convertible Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Senior Notes and the Convertible Notes have not been, and the Convertible Notes and the common stock, if any, issuable upon conversion of the Convertible Notes will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This report does not constitute an offer to sell or a solicitation of an offer to purchase the Senior Notes, the Convertible Notes or any other securities, an offer to purchase or a solicitation of an offer to sell the 6.250% Senior Notes due 2025 or any other securities, or an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. Any offer of Senior Notes or Convertible Notes will be made only by means of the Senior Notes Offering Memorandum and the Convertible Notes Offering Memorandum, respectively. The Tender Offer is being made solely pursuant to an offer to purchase, dated as of February 16, 2021. This report is not a notice of redemption or an obligation to issue a notice of redemption with respect to the 7.000% Senior Notes due 2025.

Forward-Looking Statements

This report, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, but not limited to, those discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as well as those discussed elsewhere in our public filings with the Securities and Exchange Commission (“SEC”). COVID-19, and the volatile regional and global economic conditions stemming from it, and additional or unforeseen effects from the COVID-19 pandemic, could also give rise to or aggravate these risk factors, which in turn could materially adversely affect our business, financial condition, liquidity, results of operations (including revenues and profitability) and/or stock price. Further, COVID-19 may also affect our operating and financial results in a manner that is not presently known to us or that we currently do not consider to present significant risks to our operations. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition and results of operations. Accordingly, readers should not place undue reliance on these forward-looking statements. The use of words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “goal,” “intends,” “likely,” “may,” “plans,” “potential,” “predicts,” “projected,” “seeks,” “should” and “will,” or the negative of these terms or other similar expressions, among others, generally identify forward-looking statements; however, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. We are not under any obligation to, and do not intend to, publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Please carefully review and consider the various disclosures made in this press release and in our reports filed with the SEC that attempt to advise interested parties of the risks and factors that may affect our business, prospects and results of operations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 17, 2021 relating to the Senior Notes and Convertible Notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

Dated: February 17, 2021	By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Chief Legal Officer and Secretary